LightMiner Systems, Inc. Asset Acquisition	12 Months Ended
Dec. 31, 2016
Lightminer Systems, Inc. [Member]
Business Acquisition [Line Items]
LightMiner Systems, Inc. Asset Acquisition

Note 3 — LightMiner Systems, Inc. Asset Acquisition

On April 24, 2015, in accordance with the terms and conditions of an asset purchase agreement, the Company completed the acquisition of substantially all of the assets of LightMiner Systems, Inc. (“LightMiner”), which is in the business of developing and commercializing in-memory SQL databases for manipulation. At closing, the Company paid $19,000 in cash to the owner of approximately 19% of LightMiner’s outstanding securities prior to closing (the “Owner”) and agreed to issue to LightMiner or its designees upon the one year anniversary of the closing, shares of the Company’s common stock in an amount equal to the quotient of (A) $3,200,000 divided by (B) the Sysorex Weighted Average Price (as defined below) as of the fifth trading day prior to the First Anniversary, less a hold back of Seller Stock Consideration having an aggregate value of $567,150, as determined by the Sysorex Weighted Average Price, for the purpose of satisfying indemnification obligations of LightMiner. The Sysorex Weighted Average Price means the volume-weighted daily average of the price of the Company’s Common Stock for the twenty (20) trading days immediately prior to the date of determination; however, the price may not be less than $30.00 per share.

The Company also agreed to issue to the Owner (i) on the first anniversary of the date of closing, an aggregate of 127,000 restricted shares of the Company’s common stock with a fair value of $286,000 at the date of closing and (ii) an option to purchase up to 100,000 shares of Company’s common stock in accordance with the terms and conditions of the Company’s 2011 Employee Stock Incentive Plan, as amended, pursuant to an at-will employment offer letter. In addition, the Company agreed to issue to another pre-acquisition principal of LightMiner additional shares of the Company’s common stock equal to $200,000 divided by the Sysorex Weighted Average Price, however the price may not be less than $30.00 per share.

The Company evaluated the common stock to be issued in accordance with ASC 815 “Derivatives and Hedging”. Accordingly, the common stock to be issued is recorded as a liability at fair value as of each reporting date and marked to market through earnings. The number of shares to be issued under this arrangement was limited to a price of not less than $30.00 per share.

The Company acquired LightMiner to provide analytics to its indoor positioning customers. LightMiner’s in-memory columnar database is optimized for speed which now allows Inpixon to process very large volumes of data rapidly and deliver real-time or near real-time alerts and/or information to its customers. LightMiner is now integrated with Inpixon’s indoor positioning technology formerly known as AirPatrol and is sold together.

The total recorded purchase price for the transaction was $3,705,000 which consisted of the cash paid of $19,000 and $3,686,000 representing the value of the stock to be issued upon the one year anniversary of the closing.

Assets Acquired (in thousands):

Fixed Assets	$225
Export License	14
Developed Technology	3,466

Total Purchase Price	$3,705

On August 2, 2016 the Company issued 102,895 shares of common stock for the settlement of $2,896,000 of the amount payable. As of December 31, 2016 the fair value of $567,000 remained accrued and in escrow which represented 18,905 shares of common stock. Subsequent to December 31, 2016 the escrow was released and the Company issued the shares to settle the liability.